                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   IMP, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                    IMP, INC.
                             2830 North First Street
                           San Jose, California 95134


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 27, 1998



TO THE STOCKHOLDERS OF IMP, INC.:


     A Special Meeting of Stockholders of IMP, Inc. (the "Company") will be held at the executive offices of IMP, Inc., 2830 North First Street, San Jose, California on Tuesday, October 27, 1998, at 12:00 p.m. (the "Special Meeting") for the following purposes:


     1. To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-ten reverse split of the Company's Common Stock; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Any stockholders of record at the close of business on September 10, 1998, will be entitled to vote at the Special Meeting and at any adjournment thereof. The transfer books will not be closed. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of the Company. If you do not plan to attend the Special Meeting in person, please sign, date and return the enclosed proxy in the envelope provided. If you attend the Special Meeting and vote by ballot your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. The prompt return of your proxy will assist us in preparing for the Special Meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS




San Jose, California                  George Rassam
September 22, 1998                    Secretary and Chief Financial Officer

                                    IMP, INC.
                             2830 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134


                                 PROXY STATEMENT


                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 1998



                                     GENERAL


     The enclosed proxy is solicited on behalf of the Board of Directors of IMP, Inc., a Delaware corporation (the "Company"), for use at a Special Meeting of stockholders to be held on October 27, 1998 (the "Special Meeting"). The Special Meeting will be held at 12:00 p.m. at the executive offices of IMP, Inc., 2830 North First Street, San Jose, California 95134. Stockholders of record on September 10, 1998 will be entitled to notice of and to vote at the Special Meeting.

     This Proxy Statement and accompanying proxy (the "Proxy") and Notice of Special Meeting were first mailed to all stockholders entitled to vote on or about September 22, 1998.


VOTING

     On September 10, 1998, the record date for determination of stockholders entitled to vote at the Special Meeting, there were approximately 30,384,400 shares of Common Stock outstanding. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

REVOCABILITY OF PROXIES

     Any person giving a Proxy has the power to revoke it at any time before its use. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, IMP, Inc., 2830 North First Street, San Jose, California, 95134, a notice of revocation or another signed Proxy with a later date or by attending the Special Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

SHARE OWNERSHIP

     The following table sets forth certain information known to the Company regarding the ownership of the Company's Common Stock as of August 31, 1998 for
(i) each director, (ii) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (iii) the Company's Chief Executive Officer and the Company's other four most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended March 29, 1998, and
(iv) all current directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                        Number of          Percent of Total
           Name                                          Shares          Shares Outstanding(1)
           ----                                         ---------        ---------------------
           James Phillips Ferguson..................      10,000                    *

           Zvi Grinfas(2)...........................     356,227                 1.2%

           David A. Laws(3).........................     102,094                    *

           Peter D. Olson(4)........................      12,501                    *

           Bernard V. Vonderschmitt(5)..............      22,000                    *

           Jerry DaBell(6)..........................       9,500                    *

           Moiz Khambaty............................         --                     *

           Ron Laugesen.............................      18,000                    *

           All directors and executive officers as a
           group (12 persons).......................     533,322                 1.8%


--------------------
* Less than one percent (1%).

(1) Percentage of beneficial ownership is calculated assuming 30,384,400 shares of Common Stock were outstanding on August 31, 1998. This percentage may include Common Stock of which such individual or entity has the right to acquire beneficial ownership within 60 days of August 31, 1998, including but not limited to the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

(2) Includes 20,000 shares issuable upon exercise of options within 60 days of August 31, 1998.

(3) Shares beneficially owned by Mr. Laws are in the name of the Laws Family Trust.

(4) Includes 12,501 shares issuable upon exercise of options within 60 days of August 31, 1998.

(5) Includes 20,000 shares issuable upon exercise of options within 60 days of August 31, 1998.

(6) Shares beneficially owned by Mr. DaBell are in the name of Jerry and Christy DaBell.

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 1
                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                     EFFECTING A REVERSE COMMON STOCK SPLIT
--------------------------------------------------------------------------------


INTRODUCTION

     The Board has approved an amendment to the Company's Certificate of Incorporation to effect a reverse stock split, pursuant to which each ten shares of Common Stock of the Company will become one share of Common Stock (the "Reverse Split"). The stockholders are being asked to approve this proposed amendment. The Reverse Split will take effect, if at all, after it is approved by the stockholders of the Company and after filing the amendment with the Secretary of State of the State of Delaware (the "Effective Date"). Even if the Reverse Split is approved by the stockholders it is within the discretion of the Board of Directors not to carry out the Reverse Split.

PURPOSE OF REVERSE SPLIT

     The Company was recently informed by the Nasdaq Stock Market ("Nasdaq") that the Company's stock price was not in compliance with the minimum per share price requirement for stock traded on Nasdaq. The Company will become in compliance if its stock trades at or above the minimum trading price of $1.00 for at least ten consecutive trading days. If the Company does not meet this requirement, Nasdaq will issue a delisting letter, at which time the Company may request a hearing to appeal the delisting.

     If the Company's securities are delisted from Nasdaq, trading, if any, of the Company's securities would thereafter have to be conducted in the non-Nasdaq over-the-counter market. In such event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities. In addition, if the Common Stock were to become delisted from trading on Nasdaq and the trading price of the Common Stock were to remain below $5.00 per share, trading in the Company's Common Stock would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of investors to trade the Company's Common Stock. There is no guaranty that the Reverse Split will result in compliance with the Nasdaq minimum trading price requirement. The Company's securities may be delisted even after the Reverse Split.

     As a result of the Reverse Split, the 30,384,400 shares of Common Stock outstanding on September 10, 1998 will become approximately 3,038,044 shares of Common Stock and any other shares issued prior to the Effective Date will be similarly adjusted. In addition, on the Effective Date each option and warrant to purchase Common Stock outstanding on the Effective Date will be adjusted so that the number of shares of Common Stock issuable upon their exercise shall be divided by ten (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option and warrant shall be multiplied by ten. No fractional shares will be issued upon the Reverse Split. In lieu thereof, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest on the Effective Date. The Reverse Split will have the effect of increasing the number of odd-lot holders of the Company's Common Stock. Transactions involving odd-lot amounts of Common Stock are generally higher on a per-share basis than transactions involving even-lot amounts of Common Stock. Thus, the Reverse Split may have the effect of increasing the transaction costs of certain of the Company's stockholders.

     The Reverse Split will have the effect of creating additional authorized and unreserved shares of the Company's Common Stock. The Company has no current plans to issue such shares. As of August 31, 1998, the Company had 50,000,000 authorized shares of Common Stock of which 30,384,000 were issued and outstanding. As of August 31, 1998, an aggregate of 9,867,000 shares had been reserved for issuance under the Company's Stock Option Plan and Employee Stock Purchase Plan, or for exercise of options issued under such Plans. Of these 9,867,000 shares, 1,130,344 shares remained available for issuance or for exercise of options under such plans. As of August 31, 1998, 18,485,656 shares of the Company's Common Stock remained unissued and unreserved.

APPROVAL REQUIRED

     Approval of Proposal No. 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

RECOMMENDATION OF THE BOARD

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING A REVERSE COMMON STOCK SPLIT.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


STOCKHOLDER PROPOSALS FOR 1999 PROXY STATEMENT

     Stockholder proposals that are intended to be presented at the Company's Annual Meeting of stockholders to be held in 1999 must be received by the Company no later than March 19, 1999 in order to be included in the proxy statement and related proxy materials.

OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Special Meeting. If other matters are properly brought before the Special Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        George Rassam
                                        Secretary and Chief Financial Officer



Dated: September 22, 1998

                      THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                                   IMP, INC.
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 27, 1998





     The undersigned stockholder of IMP, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 22, 1998, and hereby appoints James Phillips Ferguson and George Rassam or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned at the Special Meeting of Stockholders of IMP, Inc. to be held on Tuesday, October 27, 1998 at 12:00 p.m., local time, at the executive offices of IMP, Inc., 2830 North First Street, San Jose, California and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


1. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY'S COMMON STOCK.
                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: FOR APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY'S COMMON STOCK AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


                                                Date:
--------------------------------------               ---------------------------
Signature